UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end:  MARCH 31, 2004
                          --------------

Date of reporting period:  MARCH 31, 2004
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                            (THE PERKINS FUNDS LOGO)

                                 ANNUAL REPORT

                                   Year Ended
                                 March 31, 2004

April 30, 2004

Dear Shareholders:

So far this year the market is behaving about as we expected and described in our last shareholder letter. Based on the four-year "presidential cycle" and other factors, we have felt that the intermediate-term rally that began in October 2002, the second presidential year, should last through the third presidential year, the election year and well into the first presidential year with a significant correction in the spring of the election year. During the first quarter of this year the market was mixed with the Dow Industrials and NASDAQ Composite down slightly at -0.3% and -0.5% respectively, the S&P 500 up slightly at +1.8%, and Russell 2000 up somewhat more at +6.0%. We believe this is the start of that springtime correction that will probably continue into mid to late summer and should be followed by a continuation of the rally into mid-2005. In terms of small-cap stocks, we have presented charts and tables in previous letters showing that small-cap stocks have historically outperformed large-caps coming out of recessions and that the large-cap/small-cap cycle was currently in favor of small-caps. We are currently several years past the last recession; however, the small-caps are continuing to lead and there have been time periods in the past when small-caps have led for as long as 10 years.

The Perkins Discovery Fund has done very well since our last shareholder letter with positive performance of 71.58% for it's fiscal year ended March
31, 2004. This beat the Russell 2000, NASDAQ Composite and S&P 500 indexes which showed gains of 61.93%, 48.69% and 35.12% respectively. The Perkins Opportunity Fund showed a gain of 47.16% for its fiscal year which beat the S&P 500 but not the Russell 2000 or NASDAQ Composite indexes. One holding, Insignia Systems, Inc., was the primary drag on the portfolio during the year. We owned the company because we felt it would soon be entering a period of strong revenue growth combined with significant operating leverage. Instead, however, Insignia experienced a soft year in 2003 with revenues up only slightly over 2002. We have had discussions with management and believe the company still holds promise for the future. We believe, given time, Insignia will recover its lost ground and contribute to positive performance for the fund.

As we have mentioned in past letters, the Perkins Opportunity Fund has a tax loss carry-forward of $10,188,842 as of March 31, 2004. This means that the Fund may be able to take up to $9.83 per share of capital gains in the future without having to make a taxable distribution. This represents a shelter for taxable accounts and may work to the advantage of new investors and long-term shareholders when the Fund is performing well. The Fund has many good holdings that have the potential for capital appreciation and will not have to distribute any tax liability until its carry-forward is used up.

We believe the Discovery Fund, which is now six years old, is well-positioned in micro-cap growth stocks, i.e., those with less than a $100 million market capitalization.

The following table shows the Funds' returns by year and since inception, compared to several popular indices.

                                    PERKINS        PERKINS
                                   DISCOVERY     OPPORTUNITY      RUSSELL         NASDAQ          S&P
                                      FUND           FUND           2000        COMPOSITE         500
     CALENDAR PERIOD                (PDFDX)        (POFDX)         INDEX          INDEX          INDEX
     ---------------               ---------     -----------      -------       ---------        -----
     1993 (PARTIAL YEAR)               --           39.52%         17.62%         17.26%         10.67%
     1994                              --           14.85%         -3.18%         -3.20%          1.27%
     1995                              --           70.35%         26.21%         39.92%         37.53%
     1996                              --           -7.33%         14.76%         22.71%         22.99%
     1997                              --          -17.08%         20.52%         21.64%         33.34%
     1998 - Discovery (Part Yr)       9.67%           --          -11.23%         21.34%         12.84%
          - Opportunity                --          -16.01%         -3.45%         39.63%         28.57%
     1999                            67.54%         98.58%         19.62%         85.58%         21.03%
     2000                             7.61%        -29.26%         -4.20%        -39.29%         -9.15%
     2001                            17.76%         17.66%          1.03%        -21.05%        -11.91%
     2002                           -31.18%        -16.72%        -21.58%        -31.53%        -22.18%
     2003                            67.87%         -5.96%         45.38%         50.01%         28.62%
     2004 (YTD to 03/31/04)           6.20%          9.77%          6.00%         -0.46%          1.80%
     Annualized - Discovery          19.19%           --            3.52%          1.54%          1.68%
     (Inception to 03/31/04)
     Annualized - Opportunity          --            8.59%          9.29%         10.42%         11.05%
     (Inception to 03/31/04)

The Discovery Fund's one-year, five-year and average annual total return since inception (April 9, 1998) through March 31, 2004 were 71.58%, 19.82% and 19.19%, respectively. The Opportunity Fund's one-year, five-year, ten-year and average annual total return since inception (February 18, 1993) through March 31, 2004 were 47.16%, 4.88%, 5.94% and 8.59%, respectively. The one-year, five-year, and ten-year returns for the indexes were: Russell 2000 Index 61.93%, 8.21%, and 8.92%; NASDAQ Composite Index 48.69%, -4.12%, and 10.36%; S&P 500 Index 35.12%,
-1.21% and 11.66%.

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-8361.

Thank you for your continued support.

Sincerely,

/s/Richard W. Perkins                   /s/Daniel S. Perkins

Richard W. Perkins, C.F.A.              Daniel S. Perkins, C.F.A.
President                               Vice President

Opinions expressed above are those of Richard W. Perkins and Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Perkins Funds nor any of its representatives may give legal or tax advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

The Funds are distributed by Quasar Distributors, LLC.  05/04

                             PERKINS DISCOVERY FUND
              Value of $10,000 vs S&P 500 and Russell 2000 Indexes

     Date      Perkins Discovery Fund      S&P 500 Index     Russell 2000 Index
     ----      ----------------------      -------------     ------------------
    4/9/98             $10,000                $10,000             $10,000
    3/31/99            $11,567                $11,839              $8,466
    3/31/00            $30,176                $13,964             $11,623
    3/31/01            $17,683                $10,937              $9,841
    3/31/02            $22,699                $10,963             $11,217
    3/31/03            $16,651                 $8,248              $8,193
    3/31/04            $28,569                $11,145             $13,422

                          Average Annual Total Return
                          Period Ended March 31, 2004
                    1 Year                            71.58%
                    5 Year                            19.82%
                    Since Inception (4/9/98)          19.19%

                            PERKINS OPPORTUNITY FUND
              Value of $10,000 vs S&P 500 and Russell 2000 Indexes

     Date     Perkins Opportunity Fund     S&P 500 Index     Russell 2000 Index
     ----     ------------------------     -------------     ------------------
    3/31/94            $10,000                $10,000             $10,000
    3/31/95            $13,872                $11,559             $10,553
    3/31/96            $20,965                $15,268             $13,619
    3/31/97            $14,898                $18,296             $14,314
    3/31/98            $16,864                $27,082             $20,328
    3/31/99            $14,034                $32,077             $17,024
    3/31/00            $29,429                $37,837             $23,371
    3/31/01            $20,523                $29,634             $19,788
    3/31/02            $19,991                $29,706             $22,556
    3/31/03            $12,103                $22,349             $16,475
    3/31/04            $17,811                $30,198             $26,990

                          Average Annual Total Return
                          Period Ended March 31, 2004
                    1 Year                            47.16%
                    5 Year                             4.88%
                    10 Year                            5.94%

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company Index. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The indices are unmanaged and returns include reinvested dividends.

                             PERKINS DISCOVERY FUND

SCHEDULE OF INVESTMENTS at March 31, 2004

SHARES                                                                 VALUE
------                                                                 -----
COMMON STOCKS: 96.1%

COMMERCIAL SERVICES: 4.8%
    30,000   Cash Systems, Inc.*<F1>                                $  211,500
    22,500   IntegraMed
               America, Inc.*<F1>                                      171,022
                                                                    ----------
                                                                       382,522
                                                                    ----------

COMPUTERS: 8.0%
    20,000   AMX Corp.*<F1>                                            185,800
    35,000   Delphax
               Technologies, Inc.*<F1>                                 143,500
     9,100   Hauppauge Digital, Inc.*<F1>                               73,619
    15,000   Rimage Corp.*<F1>                                         232,200
                                                                    ----------
                                                                       635,119
                                                                    ----------

DISTRIBUTION - WHOLESALE: 7.1%
    25,000   CellStar Corp.*<F1>                                       262,500
    50,000   Navarre Corp.*<F1>                                        298,500
                                                                    ----------
                                                                       561,000
                                                                    ----------

ELECTRONICS: 9.2%
    15,000   Axsys Technologies, Inc.*<F1>                             218,235
   100,000   BMC Industries, Inc.*<F1>                                  13,000
    50,000   Pemstar Inc.*<F1>                                         182,500
    30,000   RF Monolithics, Inc.*<F1>                                 320,100
                                                                    ----------
                                                                       733,835
                                                                    ----------

HEALTHCARE - PRODUCTS: 19.0%
   150,000   CardioGenesis Corp.*<F1>                                  117,000
    20,000   Compex
               Technologies, Inc.*<F1>                                 180,000
    31,000   Criticare Systems, Inc.*<F1>                              115,320
    25,000   Hypertension
               Diagnostics, Inc.*<F1>                                    7,750
    20,000   Implant Sciences Corp.*<F1>                               284,000
    20,000   MEDTOX
               Scientific, Inc.*<F1>                                   158,000
    25,000   Medwave, Inc.*<F1>                                        144,750
    35,000   Spectranetics Corp.*<F1>                                  182,000
    40,000   Urologix, Inc.*<F1>                                       322,000
                                                                    ----------
                                                                     1,510,820
                                                                    ----------

HEALTHCARE - SERVICES: 11.7%
    20,000   Air Methods Corp.*<F1>                                    180,000
    15,000   American Dental
               Partners, Inc.*<F1>                                     262,620
    27,500   American Shared
               Hospital Services                                       185,625
    17,500   National Home
               Health Care Corp.*<F1>                                  185,500
    10,000   Psychemedics Corp.                                        115,000
                                                                    ----------
                                                                       928,745
                                                                    ----------

INTERNET: 2.7%
    35,000   A.D.A.M., Inc.*<F1>                                        76,300
   150,000   Internet America, Inc.*<F1>                               135,000
                                                                    ----------
                                                                       211,300
                                                                    ----------

MINING: 2.2%
   200,000   Wits Basin Precious
               Minerals, Inc.*<F1>                                     174,000
                                                                    ----------

OIL & GAS: 3.8%
    20,000   Double Eagle
               Petroleum Co.*<F1>                                      305,000
                                                                    ----------

PHARMACEUTICALS: 4.2%
    40,000   Alfacell Corp.*<F1>                                       172,000
    17,500   Matrixx Initiatives, Inc.*<F1>                            157,833
                                                                    ----------
                                                                       329,833
                                                                    ----------

RETAIL: 7.7%
    25,000   Cost-U-Less, Inc.*<F1>                                    135,250
    10,000   First Cash Financial
               Services, Inc.*<F1>                                     336,300
    50,000   Wilsons The Leather
               Experts Inc.*<F1>                                       139,500
                                                                    ----------
                                                                       611,050
                                                                    ----------

SEMICONDUCTORS: 3.6%
   100,000   Micro Component
               Technology, Inc.*<F1>                                   140,000
    25,000   Spire Corp.*<F1>                                          150,725
                                                                    ----------
                                                                       290,725
                                                                    ----------

SOFTWARE:1.8%
    40,000   Digital Angel Corp.*<F1>                                  145,600
                                                                    ----------

TELECOMMUNICATIONS: 5.5%
    55,000   Forgent Networks, Inc.*<F1>                                82,500
    50,000   Metro One
               Telecommunications,
               Inc.*<F1>                                               115,000
    30,000   Norstan, Inc.*<F1>                                         98,100
    30,000   WorldQuest
               Networks, Inc.*<F1>                                     139,200
                                                                    ----------
                                                                       434,800
                                                                    ----------

TRANSPORTATION: 4.8%
    22,500   Dynamex Inc.*<F1>                                         316,800
   100,000   Velocity Express Corp.*<F1>                                64,000
                                                                    ----------
                                                                       380,800
                                                                    ----------
TOTAL COMMON STOCKS
  (cost $6,284,935)                                                  7,635,149
                                                                    ----------

RIGHTS: 0.0%

COMPUTERS: 0.0%
     2,500   Intelli-Check, Inc.
               Rts, Exp. 6/30/04*<F1>                                       --
                                                                    ----------
TOTAL RIGHTS:
  (cost $0)                                                                 --
                                                                    ----------

WARRANTS: 0.1%

HEALTHCARE - PRODUCTS: 0.0%
     4,500   Hypertension
               Diagnostics, Inc. Wts.,
               Exp. 1/23/06*<F1>                                           315
                                                                    ----------

TELECOMMUNICATIONS: 0.1%
     4,000   Radyne ComStream, Inc.
               Wts., Exp. 2/8/05*<F1>                                    8,000
                                                                    ----------
TOTAL WARRANTS:
  (cost $0)                                                              8,315
                                                                    ----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENT: 3.5%

MONEY MARKET INVESTMENT: 3.5%
  $276,496   SEI Daily Income
               Trust Government
               Fund - Class B
               (cost $276,496)                                         276,496
                                                                    ----------
TOTAL INVESTMENTS
  IN SECURITIES
  (cost $6,561,431):  99.7%                                          7,919,960
Other Assets less Liabilities:  0.3%                                    26,276
                                                                    ----------
NET ASSETS: 100.0%                                                  $7,946,236
                                                                    ----------
                                                                    ----------

*<F1>  Non-income producing security.

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2004

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 92.4%

AGRICULTURE: 1.8%
   16,537    Vector Group Ltd.                                     $   281,129
                                                                   -----------

COMMERCIAL SERVICES: 3.6%
   15,000    G&K Services, Inc.                                        558,300
                                                                   -----------

COMPUTERS: 9.6%
  100,000    Ciprico, Inc.*<F2>                                        483,000
   50,000    M-Systems Flash
               Disk Pioneers Ltd.*<F2>                               1,019,000
                                                                   -----------
                                                                     1,502,000
                                                                   -----------

COSMETICS & PERSONAL CARE: 5.6%
   26,250    Del Laboratories, Inc.                                    871,500
                                                                   -----------

ELECTRONICS: 9.1%
  725,000    Insignia Systems, Inc.*<F2>^<F3>                        1,145,500
  400,000    Integrated Security
               Systems, Inc.*<F2>                                      272,000
                                                                   -----------
                                                                     1,417,500
                                                                   -----------

ENVIRONMENTAL CONTROL: 1.9%
   87,500    Appliance Recycling
               Centers of
               America, Inc.*<F2>                                      295,313
                                                                   -----------

HEALTHCARE - PRODUCTS: 6.6%
   50,000    ATS Medical, Inc.*<F2>                                    253,500
   21,668    Britesmile, Inc.*<F2>                                     266,516
  100,000    LecTec Corp.*<F2>                                         120,000
   11,477    Possis Medical, Inc.*<F2>                                 322,848
  175,000    SpectraScience, Inc.*<F2>                                  64,138
                                                                   -----------
                                                                     1,027,002
                                                                   -----------

HEALTHCARE - SERVICES: 12.5%
  437,500    Health Fitness Corp.*<F2>                                 831,250
   75,000    US Oncology, Inc.*<F2>                                  1,108,500
                                                                   -----------
                                                                     1,939,750
                                                                   -----------

OFFICE/BUSINESS EQUIPMENT: 2.7%
  100,000    Danka Business
               Systems PLC*<F2>                                        426,100
                                                                   -----------

PHARMACEUTICALS: 8.9%
   30,000    NBTY, Inc.*<F2>                                         1,115,400
   50,000    Theragenics Corp.*<F2>                                    269,000
                                                                   -----------
                                                                     1,384,400
                                                                   -----------

RETAIL: 22.7%
   35,000    Cash America
               International, Inc.                                     806,750
   37,500    Guitar Center, Inc.*<F2>                                1,392,750
   30,000    Regis Corp.                                             1,333,200
                                                                   -----------
                                                                     3,532,700
                                                                   -----------

SEMICONDUCTORS: 1.6%
  175,000    Micro Component
               Technology, Inc.*<F2>                                   245,000
                                                                   -----------

TELECOMMUNICATIONS: 5.8%
  200,000    ADC
               Telecommunications,
               Inc.*<F2>                                               580,000
  100,000    Norstan, Inc.*<F2>                                        327,000
                                                                   -----------
                                                                       907,000
                                                                   -----------
TOTAL COMMON STOCKS
(cost $18,458,796)                                                  14,387,694
                                                                   -----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENT: 3.1%

MONEY MARKET INVESTMENT: 3.1%
 $481,323    SEI Daily Income
               Trust Government
               Fund - Class B
               (cost $481,323)                                         481,323
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $18,940,119):  95.5%                                        14,869,017
Other Assets less
  Liabilities: 4.5%                                                    707,621
                                                                   -----------
NET ASSETS: 100.0%                                                 $15,576,638
                                                                   -----------
                                                                   -----------

*<F2>  Non-income producing security.
^<F3>  Affiliated company (see Note 7).

See accompanying Notes to Financial Statements.

                               THE PERKINS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2004

                                                   DISCOVERY       OPPORTUNITY
                                                      FUND             FUND
                                                   ---------       -----------
ASSETS
       Investments in securities, at value
           Nonaffiliated issuers (cost $6,561,431
             and $17,666,141, respectively)        $7,919,960     $ 13,723,517
           Affiliated issuers (cost $0 and
             $1,273,978, respectively)                     --        1,145,500
       Receivables:
           Securities sold                                 --          767,150
           Fund shares sold                            51,946              304
           Dividends and interest                       1,373              486
       Prepaid expenses                                10,308            7,703
                                                   ----------     ------------
               Total assets                         7,983,587       15,644,660
                                                   ----------     ------------

LIABILITIES
       Payables:
           Fund shares redeemed                            --            2,153
           Advisory fees                                4,470           12,321
           Administration fees                          2,548            3,290
           Custody fees                                   813            1,342
           Distribution fees                            4,755           10,017
           Fund accounting fees                         4,116            4,155
           Transfer agent fees                          3,810            8,872
       Accrued expenses and other liabilities          16,839           25,872
                                                   ----------     ------------
               Total liabilities                       37,351           68,022
                                                   ----------     ------------
NET ASSETS                                         $7,946,236     $ 15,576,638
                                                   ----------     ------------
                                                   ----------     ------------

       NET ASSET VALUE, OFFERING AND REDEMPTION
         PRICE PER SHARE ($7,946,236/340,970 and
         $15,576,638/1,036,007, respectively,
         of shares authorized without par value)       $23.30           $15.04
                                                       ------           ------
                                                       ------           ------

COMPONENTS OF NET ASSETS
       Paid-in capital                             $6,377,958     $ 30,406,485
       Accumulated net realized
         gain (loss) on investments                   209,749      (10,758,745)
       Net unrealized appreciation
         (depreciation) on investments              1,358,529       (4,071,102)
                                                   ----------     ------------
               Net assets                          $7,946,236     $ 15,576,638
                                                   ----------     ------------
                                                   ----------     ------------

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2004

                                                   DISCOVERY       OPPORTUNITY
                                                      FUND             FUND
                                                   ---------       -----------
INVESTMENT INCOME
   Income
       Interest                                    $    7,518       $    9,131
       Dividends                                        3,456           34,930
                                                   ----------       ----------
           Total income                                10,974           44,061
                                                   ----------       ----------
   Expenses
       Advisory fees                                   72,915          168,746
       Administration fees                             30,000           42,186
       Transfer agent fees                             22,484           52,885
       Fund accounting fees                            22,109           21,067
       Distribution fees                               18,229           42,186
       Registration fees                               13,918           14,340
       Audit fees                                      12,912           16,298
       Custody fees                                     6,114            4,916
       Trustee fees                                     5,286            5,585
       Legal fees                                       4,791            4,791
       Reports to shareholders                          2,046            8,386
       Insurance expense                                  458            1,335
       Miscellaneous                                    2,687            3,830
                                                   ----------       ----------
           Total expenses                             213,949          386,551
           Less: fees waived                          (31,661)              --
                                                   ----------       ----------
           Net expenses                               182,288          386,551
                                                   ----------       ----------
               NET INVESTMENT LOSS                   (171,314)        (342,490)
                                                   ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments^<F4>     1,097,509         (227,970)
   Change in net unrealized appreciation
     on investments                                 2,069,834        6,760,695
                                                   ----------       ----------
       Net realized and unrealized
         gain on investments                        3,167,343        6,532,725
                                                   ----------       ----------
           NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS             $2,996,029       $6,190,235
                                                   ----------       ----------
                                                   ----------       ----------

^<F4>  See Note 7 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

                             PERKINS DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                MARCH 31, 2004   MARCH 31, 2003
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                            $ (171,314)     $  (87,991)
   Net realized gain (loss)
     on investments                                1,097,509        (778,748)
   Change in net unrealized appreciation
     (depreciation) on investments                 2,069,834        (994,852)
                                                  ----------      ----------
       NET INCREASE (DECREASE) IN NET
         ASSETS RESULTING FROM OPERATIONS          2,996,029      (1,861,591)
                                                  ----------      ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain                                 --         (16,864)
                                                  ----------      ----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net
     assets derived from net change
     in outstanding shares (a)<F5>(b)<F6>          1,932,875      (2,053,089)
                                                  ----------      ----------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                             4,928,904      (3,931,544)
                                                  ----------      ----------

NET ASSETS
   Beginning of Year                               3,017,332       6,948,876
                                                  ----------      ----------
   END OF YEAR                                    $7,946,236      $3,017,332
                                                  ----------      ----------
                                                  ----------      ----------

(a)<F5>   A summary of capital share transactions is as follows:
(b)<F6>   Net of redemption fees of $63,644 and $21,396, respectively.

                                    YEAR ENDED               YEAR ENDED
                                  MARCH 31, 2004           MARCH 31, 2003
                                -------------------      ------------------
                                Shares        Value      Shares       Value
                                ------        -----      ------       -----
Shares sold                     609,853   $12,104,526     55,465      $890,096
Shares issued in reinvestment
  of distributions                   --            --      1,124        14,712
Shares redeemed                (491,009)  (10,171,651)  (207,886)   (2,957,897)
                               --------   -----------   --------   -----------
Net increase (decrease)         118,844   $ 1,932,875   (151,297)  $(2,053,089)
                               --------   -----------   --------   -----------
                               --------   -----------   --------   -----------

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                 YEAR ENDED       YEAR ENDED
                                               MARCH 31, 2004   MARCH 31, 2003
                                               --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment loss                           $  (342,490)    $  (424,753)
   Net realized loss on investments                 (227,970)     (1,694,048)
   Change in net unrealized appreciation
     (depreciation) on investments                 6,760,695      (7,610,560)
                                                 -----------     -----------
       NET INCREASE (DECREASE) IN NET
         ASSETS RESULTING FROM OPERATIONS          6,190,235      (9,729,361)
                                                 -----------     -----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets
     derived from net change
     in outstanding shares (a)<F7>(b)<F8>         (4,495,711)     (2,457,002)
                                                 -----------     -----------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                             1,694,524     (12,186,363)
                                                 -----------     -----------

NET ASSETS
   Beginning of Year                              13,882,114      26,068,477
                                                 -----------     -----------
   END OF YEAR                                   $15,576,638     $13,882,114
                                                 -----------     -----------
                                                 -----------     -----------

(a)<F7> A summary of capital share transactions is as follows:
(b)<F8> Net of redemption fees of $10,473 and $39,911, respectively.

                                    YEAR ENDED               YEAR ENDED
                                  MARCH 31, 2004           MARCH 31, 2003
                                -------------------      ------------------
                                Shares        Value      Shares       Value
                                ------        -----      ------       -----
Shares sold                     133,782    $1,720,129    406,164    $6,025,678
Shares redeemed                (455,462)   (6,215,840)  (592,515)   (8,482,680)
                               --------   -----------   --------   -----------
Net decrease                   (321,680)  $(4,495,711)  (186,351)  $(2,457,002)
                               --------   -----------   --------   -----------
                               --------   -----------   --------   -----------

See accompanying Notes to Financial Statements.

                             PERKINS DISCOVERY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                      YEAR ENDED MARCH 31,
                                                ----------------------------------------------------------------
                                                2004           2003           2002           2001           2000
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $13.58         $18.61         $16.25         $40.22         $17.35
                                               ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                        (0.50)         (0.40)         (0.11)         (0.33)         (0.51)
     Net realized and
       unrealized gain (loss)
       on investments                           10.03          (4.66)          4.59         (15.45)         26.07
                                               ------         ------         ------         ------         ------
        Total from
          investment
          operations                             9.53          (5.06)          4.48         (15.78)         25.56
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
     From net
       realized gain                               --          (0.07)         (2.13)         (8.19)         (2.69)
                                               ------         ------         ------         ------         ------
     Paid-in capital from
       redemption fees
       (note 2)                                  0.19           0.10           0.01             --             --
                                               ------         ------         ------         ------         ------
Net asset value,
  end of year                                  $23.30         $13.58         $18.61         $16.25         $40.22
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

Total return                                    71.58%        (26.63)%        28.44%        (41.40)%       160.88%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end
       of year (millions)                        $7.9           $3.0           $6.9           $1.1           $2.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Before fees waived and
       expenses absorbed                         2.94%          4.56%          7.49%         10.86%         12.27%
     After fees waived and
       expenses absorbed                         2.50%          2.50%          2.50%          2.50%          2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
     Before fees waived and
       expenses absorbed                        (2.79)%        (4.20)%        (6.87)%       (10.03)%       (11.97)%
     After fees waived and
       expenses absorbed                        (2.35)%        (2.14)%        (1.88)%        (1.67)%        (2.20)%
     Portfolio turnover rate                   103.20%         54.67%         49.92%         73.76%        144.58%

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                      YEAR ENDED MARCH 31,
                                                ----------------------------------------------------------------
                                                2004           2003           2002           2001           2000
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $10.22         $16.88         $17.33         $24.85         $11.85
                                               ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                          (0.33)         (0.31)         (0.36)         (0.31)         (0.34)
   Net realized and
     unrealized gain (loss)
     on investments                              5.14          (6.38)         (0.36)         (7.21)         13.34
                                               ------         ------         ------         ------         ------
       Total from
         investment
         operations                              4.81          (6.69)         (0.72)         (7.52)         13.00
                                               ------         ------         ------         ------         ------
   Paid-in capital
     from redemption
     fees (note 2)                               0.01           0.03           0.27             --             --
                                               ------         ------         ------         ------         ------
Net asset value,
  end of year                                  $15.04         $10.22         $16.88         $17.33         $24.85
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

Total return                                    47.16%        (39.45)%        (2.60)%       (30.26)%       109.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end
     of year (millions)                         $15.6          $13.9          $26.1          $29.1          $50.2
   Ratio of expenses to
     average net assets                          2.30%          2.42%          2.24%          2.20%          2.18%
   Ratio of net
     investment loss to
     average net assets                         (2.03)%        (2.03)%        (1.94)%        (1.53)%        (1.90)%
   Portfolio turnover rate                      19.31%         10.72%         23.70%         30.08%         29.64%

See accompanying Notes to Financial Statements.

                               THE PERKINS FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Perkins Discovery Fund and The Perkins Opportunity Fund (the "Funds") are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Each Fund's primary investment objective is capital appreciation. The Perkins Discovery Fund and The Perkins Opportunity Fund began operations on April 9, 1998 and February 18, 1993, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

     For the Perkins Opportunity Fund, at March 31, 2004, there is a capital loss carryforward of approximately $10,188,842, of which approximately $2,661,970 expires March 31, 2006, $6,210,599 which expires March
     31, 2011, and $1,316,273 which expires March 31, 2012, available to offset future gains, if any. As of March 31, 2004, there was a post-October capital loss deferral of $569,903 for the Perkins Opportunity Fund which will be recognized in the following year.

C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Those differences are primarily due to differing treatments for net operating losses.

D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

E. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

F. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2004, The Perkins Discovery Fund increased accumulated net investment loss by $171,314, reduced realized accumulated gains (losses) by $28,785, and decreased paid-in capital by $142,529 due to certain permanent book and tax differences experienced during the year. For the year ended March 31, 2004, The Perkins Opportunity Fund increased accumulated net investment loss by $342,490, reduced realized accumulated gains (losses) by $2, and decreased paid-in capital by $342,488 due to certain permanent book and tax differences experienced during the year. Net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

For the year ended March 31, 2004, Perkins Capital Management, Inc. (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended March 31, 2004, The Perkins Discovery Fund and The Perkins Opportunity Fund incurred $72,915 and $168,746, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees for The Perkins Discovery Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.50% of its average daily net assets. For the year ended March 31, 2004, the Advisor has voluntarily waived its fees of $31,661 for The Perkins Discovery Fund.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of Bancorp, serves as the Funds' Administrator and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds' fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $12 million                  $30,000
     $12 to $50 million                 0.25% of average daily net assets
     $50 to $100 million                0.20% of average daily net assets
     $100 to $200 million               0.15% of average daily net assets
     Over $200 million                  0.10% of average daily net assets

For the year ended March 31, 2004, The Perkins Discovery Fund and The Perkins Opportunity Fund incurred administration fees of $30,000 and $42,186, respectively.

U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

Quasar Distributors, LLC (the "distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Certain officers and trustees of the Trust are also officers and/or directors of the Administrator or Distributor.

NOTE 4 - DISTRIBUTION COSTS

Each Fund has adopted a Distribution Plan (the "Plans") in accordance with Rule 12b-1 under the 1940 Act. The Plans provide that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Funds. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended March 31, 2004, The Perkins Discovery Fund and The Perkins Opportunity Fund paid the Distributor $18,229 and $42,186, respectively, under the Plan.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2004, the cost of purchases and the proceeds from sales of securities for The Perkins Discovery Fund, excluding short-term securities, was $8,043,179 and $6,127,635, respectively.

For the year ended March 31, 2004, the cost of purchases and the proceeds from sales of securities for The Perkins Opportunity Fund, excluding short-term securities, was $2,970,367 and $5,681,201, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Funds in each agreement, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the accounts of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

NOTE 7 - INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. For the year ended March 31, 2004, The Perkins Opportunity Fund had the following transactions with affiliated companies:

                                                                                 Amount of        Amount of
                                                                                 Dividends          Gain
                                                                                Credited to      Realized on
                                                                                Income for     Sale of Shares
                           Shares                                   Shares       the Year       for the Year
                            Held                                     Held          Ended            Ended
                           March      Purchases/      Sales/         March         March            March
                          31, 2003    Additions     Reductions     31, 2004      31, 2004         31, 2004
                          --------    ---------     ----------     --------      --------         --------
Insignia Systems, Inc.    725,000         --            --          725,000         --               --

NOTE 8 - DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2002, a distribution of $0.0688 per share was declared for the Perkins Discovery Fund. The dividend was paid on December 23, 2002, to shareholders of record on December 20, 2002. The tax character of distributions paid during the years ended March 31, 2003 and 2004 was as follows:

                                           2004           2003
                                           ----           ----
     Distributions paid from:
          Long-term capital gain         $    --        $16,864

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                             The Perkins        The Perkins
                                            Discovery Fund    Opportunity Fund
                                            --------------    ----------------
     Cost of investments                      $6,583,526       $ 18,940,119
                                              ----------       ------------

     Gross tax unrealized appreciation         1,541,828          1,750,918
     Gross tax unrealized depreciation          (205,394)        (5,822,020)
                                              ----------       ------------
     Net tax unrealized
       appreciation (depreciation)            $1,336,434       $ (4,071,102)
                                              ----------       ------------
                                              ----------       ------------

     Undistributed ordinary income            $       --       $         --
     Undistributed long-term capital gain        231,844                 --
                                              ----------       ------------
     Total distributable earnings             $  231,844       $         --
                                              ----------       ------------
                                              ----------       ------------

     Other accumulated gains/(losses)         $       --       $(10,758,745)
                                              ----------       ------------
     Total accumulated earnings/(losses)      $1,568,278       $(14,829,847)
                                              ----------       ------------
                                              ----------       ------------

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  THE PERKINS DISCOVERY FUND
  THE PERKINS OPPORTUNITY FUND
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Perkins Discovery Fund and The Perkins Opportunity Fund, each a series of shares of Professionally Managed Portfolios, as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund and The Perkins Opportunity Fund as of March
31, 2004, the results of their operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
APRIL 23, 2004

                              THE PERKINS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds are set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Funds' officers and trustees and is available, without charge, upon request.

                                                        Independent Trustees
                                                        --------------------

                                        Term of        Principal              # of Funds    Other
                          Position      Office and     Occupation             in complex    Directorships
Name, Age                 Held with     Length of      During                 overseen      Held by
and Address               the Trust     Time Served    Past Five Years        by Trustee    Trustee
-----------               ---------     -----------    ---------------        ----------    -------------
Dorothy A. Berry          Chairman      Indefinite     Talon Industries            2        Not
(Born 1943)               and           Term           (administrative,                     Applicable
2020 E. Financial Way,    Trustee       Since          management
Suite 100                               May 1991       & business
Glendora, CA  91741                                    consulting);
                                                       formerly Chief
                                                       Operating Officer,
                                                       Integrated Assets
                                                       Management
                                                       (investment advisor
                                                       and manager) and
                                                       formerly President,
                                                       Value Line, Inc.,
                                                       (investment advisory
                                                       & financial
                                                       publishing firm).

Wallace L. Cook           Trustee       Indefinite     Retired; formerly           2        Not
(Born 1939)                             Term           Senior Vice                          Applicable
2020 E. Financial Way,                  Since          President,
Suite 100                               May 1991       Rockefeller Trust
Glendora, CA  91741                                    Co.; Financial
                                                       Counselor,
                                                       Rockefeller & Co.

Carl A. Froebel           Trustee       Indefinite     Private Investor;           2        Not
(Born 1938)                             Term           formerly Managing                    Applicable
2020 E. Financial Way,                  Since          Director, Premier
Suite 100                               May 1991       Solutions, Ltd.;
Glendora, CA  91741                                    formerly President
                                                       and Founder,
                                                       National Investor
                                                       Data Services, Inc.
                                                       (investment related
                                                       computer software).

Rowley W.P. Redington     Trustee       Indefinite     President;                  2        Not
(Born 1944)                             Term           Intertech                            Applicable
2020 E. Financial Way,                  Since          Computer Services
Suite 100                               May 1991       Corp. (consumer
Glendora, CA  91741                                    electronics and
                                                       computer service
                                                       and marketing);
                                                       formerly Vice
                                                       President, PRS of
                                                       New Jersey, Inc.
                                                       (management
                                                       consulting), and
                                                       Chief Executive
                                                       Officer, Rowley
                                                       Associates (consultants).

                                                  Interested Trustees and Officers
                                                  --------------------------------

Steven J. Paggioli        Trustee       Indefinite     Consultant, U.S.            2        Trustee,
(Born 1950)                             Term           Bancorp Fund                         Managers
2020 E. Financial Way,                  Since          Services, LLC                        Funds
Suite 100                               May 1991       since July 2001;
Glendora, CA  91741                                    formerly Executive
                                                       Vice President,
                                                       Investment Company
                                                       Administration, LLC
                                                       ("ICA") (mutual fund
                                                       administrator and
                                                       the Fund's former
                                                       administrator).

Robert M. Slotky          President     Indefinite     Vice President,                      Not
(Born 1947)                             Term           U.S. Bancorp                         Applicable
2020 E. Financial Way,                  Since          Fund Services, LLC
Suite 100                               August 2002    since July 2001;
Glendora, CA  91741                                    formerly, Senior
                                                       Vice President,
                                                       ICA (May 1997-
                                                       July 2001); former
                                                       instructor of
                                                       accounting at
                                                       California State
                                                       University-
                                                       Northridge (1997).

Eric W. Falkeis           Treasurer     Indefinite     Vice President,                      Not
(Born 1973)                             Term           U.S. Bancorp Fund                    Applicable
615 E. Michigan St.                     Since          Services,  LLC
Milwaukee, WI  53202                    August 2002    since 1997; Chief
                                                       Financial Officer,
                                                       Quasar Distributors,
                                                       LLC, since 2000.

Chad E. Fickett           Secretary     Indefinite     Assistant Vice                       Not
(Born 1973)                             Term           President, U.S.                      Applicable
615 E. Michigan St.                     Since          Bancorp Fund
Milwaukee, WI  53202                    March 2002     Services, LLC
                                                       since July 2000.

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Perkins Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at
(800) 280-4779, or by accessing the Funds' website at www.perkinscapital.com, or
                                                      ----------------------
by accessing the SEC's website at www.sec.gov. Information regarding how the
                                  -----------
Funds voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004 on the SEC's website at www.sec.gov.
           -----------

                                    Advisor
                        PERKINS CAPITAL MANAGEMENT, INC.
                              730 East Lake Street
                            Wayzata, MN  55391-1769
                                 (800) 998-3190
                                 (952) 473-8367

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45202

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                           Milwaukee, WI  53201-0701

                              Independent Auditors
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Board of Trustees of the Trust has determined that each member of the Trust's audit committee is financially literate and independent. In addition, the Board has determined that Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each an "audit committee financial expert," as defined under new SEC regulations, and also independent of management of each series of the Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                           THE PERKINS DISCOVERY FUND

                                   FYE 3/31/2004         FYE 3/31/2003
                                   -------------         -------------
        Audit Fees                    $14,000               $10,500
        Audit-Related Fees            N/A                   N/A
        Tax Fees                      $2,000                $2,000
        All Other Fees                N/A                   N/A

                          THE PERKINS OPPORTUNITY FUND

                                   FYE 3/31/2004         FYE 3/31/2003
                                   -------------         -------------
        Audit Fees                    $14,000               $13,500
        Audit-Related Fees            N/A                   N/A
        Tax Fees                      $2,000                $2,000
        All Other Fees                N/A                   N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

                           THE PERKINS DISCOVERY FUND

     Non-Audit Related Fees               FYE 3/31/2004      FYE 3/31/2003
     ----------------------               -------------      -------------
     Registrant                                N/A                N/A
     Registrant's Investment Adviser           N/A                N/A

                          THE PERKINS OPPORTUNITY FUND

     Non-Audit Related Fees               FYE 3/31/2004      FYE 3/31/2003
     ----------------------               -------------      -------------
     Registrant                                N/A                N/A
     Registrant's Investment Adviser           N/A                N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ----------------------------------------------

     By (Signature and Title) /s/ Robert M. Slotky
                             ------------------------------------
                             Robert M. Slotky, President

     Date      June 1, 2004
           -----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Robert M. Slotky
                             ------------------------------------
                             Robert M. Slotky, President

     Date      June 1, 2004
           -----------------------------

     By (Signature and Title) /s/ Eric W. Falkeis
                             ------------------------------------
                             Eric W. Falkeis, Treasurer

     Date      June 1, 2004
           -----------------------------

* Print the name and title of each signing officer under his or her signature.